                                                                    EXHIBIT 99.2

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
          PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

      I, David B. Cuming, principal financial officer of Alleghany Corporation, state and attest that:

      1. To the best of my knowledge, based upon a review of the covered reports of Alleghany Corporation, and, except as corrected or supplemented in a subsequent covered report:

            - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      2. I have reviewed the contents of this statement with Alleghany's Audit Committee.

      3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            - Annual Report on Form 10-K of Alleghany Corporation filed with the Commission for the year ended December 31, 2001;

            - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Alleghany Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            -     any amendments to any of the foregoing.

    /s/David B. Cuming                     Subscribed and sworn to
    ------------------                     before me this 8th day of
    David B. Cuming                        August 2002.
    August 8, 2002

                                           /s/Carole A. Stark
                                           ------------------
                                           Notary Public

                                           My Commission Expires: April 30, 2006